Exhibit 10.12

INCREASE AGREEMENT

THIS INCREASE AGREEMENT dated as of December 27, 2019 (this “Agreement”), is among STELLUS CAPITAL INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto, and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of this Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Senior Secured Revolving Credit Agreement, dated as of October 10, 2017 (as amended by that certain First Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase dated as of August 2, 2018, that certain Second Amendment to Senior Secured Revolving Credit Agreement and Commitment Increase dated as of September 13, 2019, and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower requests that the total Commitments be increased from $200,000,000 to $220,000,000; and

WHEREAS, each Increasing Lender named in Article III hereof is willing on the terms and subject to the conditions hereinafter set forth, to increase their respective Commitment, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. The following terms when used in this Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Agreement” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Effective Date” is defined in Article V.

Section 1.2 Other Definitions. Capitalized terms used in this Agreement but not defined herein, shall have the meanings given such terms in the Credit Agreement.

ARTICLE II

COMMITMENT INCREASE REQUEST

On or before December 19, 2019, the Borrower irrevocably requested that the Commitments be increased from $200,000,000 to $220,000,000 in the aggregate (the “Commitment Increase”) pursuant to Section 2.08(e) of the Credit Agreement.

ARTICLE III

AGREEMENT TO INCREASE COMMITMENTS

Subject to the occurrence of the Effective Date (as hereinafter defined), the Commitments are increased on the Effective Date as follows:

Section 3.1       Increasing Lenders. Zions Bancorporation, N.A. dba Amegy Bank hereby agrees to increase its Dollar Commitment from $30,000,000 to $35,000,000. Hancock Whitney Bank hereby agrees to increase its Dollar Commitment from $20,000,000 to $30,000,000. Frost Bank hereby agrees to increase its Dollar Commitment from $30,000,000 to $35,000,000. The foregoing Lenders in this Section 4.1 are referred to herein collectively, as “Increasing Lenders.”

Section 3.2       Commitment Increase. On the Effective Date, adjustments of Borrowings will be made in accordance with Section 2.08(e)(iv) of the Credit Agreement that will result in, after giving effect to all such deemed prepayments and borrowings, such Loans and participations in Letters of Credit, Swingline Loans and Multicurrency Loans being held by the Lenders ratably in accordance with their Commitments, after giving effect to the Commitment Increase herein, as described on Schedule 1.01(b) attached hereto.

ARTICLE IV

BORROWER COMMITMENT INCREASE CERTIFICATIONS

Pursuant to Section 2.08(e)(i) of the Credit Agreement, the Borrower hereby certifies as of the date hereof that:

Section 4.1       No Default. No Default or Event of Default has occurred and is continuing.

Section 4.2       Representations and Warranties. The representations and warranties contained in the Credit Agreement are be true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

ARTICLE V

CONDITIONS TO EFFECTIVENESS

Section 5.1 Effective Date. This Agreement shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received:

(a)	counterparts of this Agreement duly executed and delivered on behalf of the Borrower and each of the Increasing Lenders, together with the Subsidiary Guarantors’ Consent and Agreement executed by each Subsidiary Guarantor;

(b)	a replacement Revolving Credit Note in the maximum principal amount of $35,000,000 executed by Borrower and made payable to Zions Bancorporation, N.A. dba Amegy Bank;

(c)	a replacement Revolving Credit Note in the maximum principal amount of $35,000,000 executed by Borrower and made payable to Frost Bank;

(d)	a replacement Revolving Credit Note in the maximum principal amount of $30,000,000 executed by Borrower and made payable to Hancock Whitney Bank;

(e)	a certificate of a duly authorized officer of the Borrower stating that each of the applicable conditions set forth in Section 2.8(e)(i) of the Credit Agreement have been satisfied; and

(f)	payment by the Borrower of all fees payable pursuant to the Increase Agreement Fee Letter dated as of the date hereof between the Borrower and Amegy Bank.

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ARTICLE VI

MISCELLANEOUS

Section 6.1 Representations. The Borrower hereby represents and warrants that (i) this Agreement constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Agreement, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date).

Section 6.2       Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.

Section 6.3       Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article IX thereof.

Section 6.4       Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 6.5      Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6.6       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Section 6.7      Full Force and Effect. All of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Upon and after the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

[Signatures on Following Pages.]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

BORROWER:	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary

Signature Page to Increase Agreement – Stellus

LENDERS:	ZIONS BANCORPORATION, N.A. DBA AMEGY BANK as Administrative Agent, Swingline Lender, Issuing Bank and as a Lender

	By:	/s/ Lauren Page
Lauren Page
Vice President

Signature Page to Increase Agreement – Stellus

FROST BANK, as a Lender

By:	/s/ Jake Fitzpatrick
Name:	Jake Fitzpatrick
Title:	Vice President

Signature Page to Increase Agreement – Stellus

HANCOCK WHITNEY BANK, as a Lender

By:	/s/ Eric Luttrell
Name:	Eric Luttrell
Title:	Senior Vice President

Signature Page to Increase Agreement – Stellus

SUBSIDIARY GUARANTORS’ CONSENT AND AGREEMENT TO INCREASE AGREEMENT

As an inducement to Administrative Agent and Lenders party thereto to execute, and in consideration of Administrative Agent’s and such Lenders’ execution of, the Increase Agreement dated as of December 27, 2019 (the “Agreement”) (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of the Agreement), among Stellus Capital Investment Corporation, a Maryland corporation, the Lenders party thereto, and Zions Bancorporation, N.A. dba Amegy Bank, as Administrative Agent, each of the undersigned Subsidiary Guarantors hereby consents to the Agreement, and agrees that the Agreement shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guarantee and Security Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Guaranteed Obligations (as defined in the Guarantee and Security Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Administrative Agent and the Lenders that, after giving effect to the Agreement, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of the Agreement as if made on and as of the date of the Agreement (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Default or Event of Default has occurred and is continuing. Each undersigned Subsidiary Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Agreement. This Consent and Agreement is executed as of the date of the Agreement and shall be binding upon each of the undersigned, and their respective successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders, and their successors and assigns.

[Signatures on Following Pages.]

SUBSIDIARY GUARANTORS:

SCIC – ERC BLOCKER 1, INC., a Delaware corporation		SCIC – CC BLOCKER 1, INC., a Delaware corporationt

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – SKP BLOCKER 1, INC., a Delaware corporation		SCIC – HOLLANDER BLOCKER 1, INC., a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – APE BLOCKER 1, INC., a Delaware corporation		SCIC – ICD BLOCKER 1, INC. a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – CONSOLIDATED BLOCKER, INC. a Delaware corporation		SCIC – FBO BLOCKER 1, INC. a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson		Name: W. Todd Huskinson
Title: Authorized Signatory		Title: Authorized Signatory

SCIC – INVINCIBLE BLOCKER 1, INC.
a Delaware corporation

By:	/s/ W. Todd Huskinson
Name: W. Todd Huskinson
Title: Authorized Signatory

SCHEDULE 1.01(b)

Commitments

Lender	Total Commitment	Applicable Percentage
Zions Bancorporation, N.A. dba Amegy Bank (Administrative Agent)	$35,000,000	15.9090909091%
Frost Bank (Documentation Agent)	$35,000,000	15.9090909091%
Cadence Bank, N.A. (Co-Syndication Agent)	$30,000,000	13.6363636364%
Hancock Whitney Bank (Co-Syndication Agent)	$30,000,000	13.6363636364%
City National Bank	$25,000,000	11.3636363636%
CommunityBank of Texas, N.A.	$20,000,000	9.0909090909%
Woodforest National Bank	$20,000,000	9.0909090909%
Stifel Bank and Trust	$15,000,000	6.8181818182%
Texas Capital Bank, National Association	$10,000,000	4.5454545454%
	USD $220,000,000.00	100.0000000000%

Schedule 1.01(b) To Increase A Greement – Stellus